Supplement dated March 31, 2025
to the following statutory prospectus(es):
JPMorgan Multi-Asset Choice and JPMorgan Multi-Asset Choice New York dated May 1, 2024
This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
The following underlying mutual fund is offered as an investment option under the contract.
Effective March 31, 2025, the name of the investment option is updated as indicated below:
CURRENT NAME	UPDATED NAME
Pioneer Variable Contracts Trust - Pioneer Fund VCT Portfolio: Class I	Victory Variable Insurance Funds II - Victory Pioneer Fund VCT Portfolio: Class I
PROS-0982